Exhibit 99.2

GOVERNMENT PROPERTIES

INCOME TRUST

Fourth Quarter 2010

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

TABLE OF CONTENTS

Page

CORPORATE INFORMATION

Company Profile	5
Investor Information	6
Research Coverage	7

FINANCIAL INFORMATION

Key Financial Data	9
Consolidated Balance Sheets	10
Consolidated Statements of Income	11
Consolidated Statements of Cash Flows	12
Same Property Results	13
Debt Summary	14
Debt Maturity Schedule	15
Leverage Ratios and Coverage Ratios	16
Tenant Improvements, Leasing Costs and Capital Improvements	17
Acquisitions Information Since 1/1/2010	18

PROPERTY AND LEASING INFORMATION

Property Schedule	20
Tenant List	21
Occupancy and Leasing Summary	22
Lease Expiration Schedule	23

EXHIBITS

Calculation of EBITDA	A
Calculation and Reconciliation of Property Net Operating Income (NOI)	B
Calculation of Funds from Operations (FFO)	C

WARNING CONCERNING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•      OUR ABILITY TO PAY DISTRIBUTIONS IN THE FUTURE AND THE EXPECTED AMOUNTS THEREOF,

•      OUR ACQUISITIONS AND SALES OF PROPERTIES,

•      THE CREDIT QUALITY OF OUR TENANTS,

•                  THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY CYCLICAL ECONOMIC CONDITIONS,

•      OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

•      OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•      THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY,

•      OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY,

•      OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OR REIT,

•      OUR ABILITY TO RAISE EQUITY OR DEBT CAPITAL, AND

•      OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•      THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•      COMPETITION WITHIN THE REAL ESTATE INDUSTRY,

•                  ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES, COMMONWEALTH REIT AND REIT MANAGEMENT & RESEARCH LLC AND ITS RELATED ENTITIES AND CLIENTS,

•                  COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, AND

•                  LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES.

FOR EXAMPLE:

•                  CONTINGENCIES IN OUR ACQUISITION AGREEMENTS MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•                  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES,

•      RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•                  OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS; WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY,

•                  IF THE AVAILABILITY OF DEBT CAPITAL BECOMES RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR TO REFINANCE ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE, AND,

•                  OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS, LESS PROPERTY OPERATING EXPENSES, WHICH EXCEED OUR CAPITAL COSTS; WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS GOVERNMENT TENANTS’ NEEDS FOR LEASED SPACE, NATURAL DISASTERS, CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING UNDER “RISK FACTORS” IN OUR PERIODIC REPORTS, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE ON ITS WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING

STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

COMPANY PROFILE

The Company:

Government Properties Income Trust, or GOV, we or us, is a real estate investment trust, or REIT, which owns buildings majority leased to government tenants located throughout the United States.  The majority of our properties are office buildings.  As of December 31, 2010, we owned 55 properties with approximately 6.8 million square feet.  Forty-four properties are primarily leased to the U.S. Government and eleven are primarily leased to the state governments of California, Maryland, Massachusetts, Minnesota, New Jersey and South Carolina.  GOV was formed in February 2009 and became a public company on June 8, 2009.  We are included in the Russell 2000® stock index and the MSCI US REIT index.

Strategy:

Our primary business strategy is to maintain our properties, seek to renew our leases as they expire, selectively acquire additional properties that are majority leased to government tenants and to pay distributions to shareholders.  As current leases expire, we will attempt to renew our leases with our existing tenants or enter into leases with new tenants, in both circumstances at rents which are equal to or greater than the rents we now receive.  Our ability to renew leases with our existing tenants or to enter into new leases with new tenants and the rents we are able to charge will be dependent in large part upon market conditions which are generally beyond our control.  Although we sometimes may sell properties, we generally consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any real estate investments in off balance sheet entities.

Management:

GOV is managed by Reit Management & Research LLC, or RMR. RMR is a real estate management company which was founded in 1986 to manage public investments in real estate. As of December 31, 2010, RMR managed one of the largest portfolios of publicly owned real estate in the North America, including nearly 1,400 properties, located in 46 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR also manages a relatively small real estate portfolio located in Australia.  RMR has approximately 650 employees in its headquarters and regional offices located throughout the country. In addition to managing GOV, RMR also manages CommonWealth REIT, or CWH, a publicly traded REIT that owns office and industrial properties, Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns healthcare properties. RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to TravelCenters of America LLC, an operator of travel centers, which is a tenant of HPT. An affiliate of RMR, RMR Advisors, Inc., is the investment manager of publicly offered mutual funds, which principally invests in securities of unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total gross assets of over $18 billion as of December 31, 2010. We believe that being managed by RMR is a competitive advantage for GOV because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry. We also believe RMR provides management services to GOV at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

Two Newton Place

255 Washington Street

Newton, MA  02458-1634

(t)  (617) 219-1440

(f)  (617) 219-1441

Stock Exchange Listing:

New York Stock Exchange

Trading Symbol:

Common Shares — GOV

Issuer Ratings:

Moody’s — Baa3

Standard & Poor’s — BBB-

Portfolio Data (as of 12/31/10):

Total properties	55
Total sq. ft. (000s)	6,804
Percent leased	96.1%

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Barbara D. Gilmore	John L. Harrington
Independent Trustee	Independent Trustee

Jeffrey P. Somers
Independent Trustee

Senior Management

David M. Blackman	Mark L. Kleifges
President and Chief Operating Officer	Treasurer and Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Government Properties Income Trust	Financial inquiries should be directed to Mark L. Kleifges,
Two Newton Place	Treasurer and Chief Financial Officer, at (617) 219-1440
255 Washington Street	or mkleifges@govreit.com.
Newton, MA 02458-1634
(t) (617) 219-1440	Investor and media inquiries should be directed to
(f) (617) 796-8267	Timothy A. Bonang, Vice President, Investor Relations, at
(e-mail) info@govreit.com	(617) 796-8222 or tbonang@govreit.com, or Elisabeth
(website) www.govreit.com	Heiss, Manager, Investor Relations, at (617) 796-8222 or
eheiss@govreit.com.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

RESEARCH COVERAGE

Equity Research Coverage

Banc of America Merrill Lynch Research	Janney Capital Markets
James Feldman	Daniel P. Donlan
(212) 449-6255	(215) 665-6476

Jefferies & Company, Inc.	JMP Securities
Omotayo Okusanya	Mitch Germain
(212) 336-7076	(212) 906-3546

Morgan Keegan	RBC Capital Markets
Stephen Swett	David Rodgers
(212) 508-7585	(440) 715-2647

Wells Fargo Securities
Brendan Maiorana
(443) 263-6516

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori D. Marks	Susan Madison
(212) 553-0376	(212) 438-4516

GOV is followed by the analysts and its credit is rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding GOV's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of GOV or its management.  GOV does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and for the Three Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

Shares Outstanding:
Common shares outstanding (at end of period)	40,501	40,501	31,264	31,256	21,481
Weighted average common shares outstanding	40,501	36,369	31,261	29,084	21,481

Common Share Data:
Price at end of period	$26.79	$26.70	$25.52	$26.01	$22.98
High during period	$28.21	$28.53	$28.40	$26.01	$25.50
Low during period	$25.41	$24.65	$23.95	$21.64	$21.79
Annualized dividends declared per share	$1.64	$1.64	$1.60	$1.60	$1.60
Annualized dividend yield (at end of period)	6.1%	6.1%	6.3%	6.2%	7.0%

Market Capitalization:
Total debt (book value)	$164,428	$98,760	$117,944	$36,126	$144,375
Plus: market value of common shares (at end of period)	1,085,022	1,081,377	797,857	812,969	493,633
Total market capitalization	$1,249,450	$1,180,137	$915,801	$849,095	$638,008
Total debt / total market capitalization	13.2%	8.4%	12.9%	4.3%	22.6%

Selected Balance Sheet Data:
Total assets	$951,288	$898,581	$686,278	$606,549	$514,813
Total liabilities	$193,891	$131,113	$132,898	$48,385	$162,763
Gross book value of real estate assets (1)	$1,038,355	$1,012,141	$806,584	$668,806	$595,281
Total debt / gross book value of real estate (1)	15.8%	9.8%	14.6%	5.4%	24.3%

Book Capitalization:
Total debt	$164,428	$98,760	$117,944	$36,126	$144,375
Plus: total stockholders’ equity	757,397	767,468	553,380	558,164	352,050
Total book capitalization	$921,825	$866,228	$671,324	$594,290	$496,425
Total debt / total book capitalization	17.8%	11.4%	17.6%	6.1%	29.1%

Selected Income Statement Data:
Rental income	$36,727	$30,746	$25,940	$23,355	$20,654
EBITDA (2)	$21,430	$17,685	$15,850	$14,123	$12,010
Property net operating income (NOI) (3)	$23,537	$19,471	$17,480	$15,553	$13,243
NOI margin (4)	64.1%	63.3%	67.4%	66.6%	64.1%
Net income (5)	$6,540	$6,669	$7,735	$6,851	$5,415
Funds from operations (FFO) (6)	$19,171	$15,677	$14,147	$12,575	$10,223
Common distributions paid (7)	$16,605	$12,818	$12,503	$8,592	$10,741
FFO payout ratio	86.6%	81.8%	88.4%	68.3%	105.1%

Per Share Data :
Net income (5)	$0.16	$0.18	$0.25	$0.24	$0.25
FFO (6)	$0.47	$0.43	$0.45	$0.43	$0.48

Coverage Ratios:
EBITDA (2) / interest expense	9.9x	9.0x	9.4x	9.2x	7.0x

(1)	Gross book value of real estate assets is real estate properties at cost, plus acquisition costs, before purchase price allocations and less impairment writedowns, if any.
(2)	See Exhibit A for calculation of EBITDA.
(3)	Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses. See Exhibit B for calculation of NOI and reconciliation of NOI to net income.
(4)	NOI margin is defined as NOI as a percentage of rental income. See Exhibit B for more information.
(5)	Net income for the quarter ended December 31, 2010 includes a $3,786, or $0.09 per share, non-cash loss on extinguishement of debt.
(6)	See Exhibit C for calculation of funds from operations, or FFO, and FFO per share.
(7)

A $0.50 dividend was paid in the fourth quarter of 2009 including a regular quarterly distribution of $0.40 per common share plus an additional $0.10 reflecting our first 22 days as a public company during the prior quarter.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of	As of
	12/31/2010	12/31/2009

ASSETS

Real estate properties:
Land	$143,774	$74,009
Buildings and improvements	833,719	502,748
	977,493	576,757
Accumulated depreciation	(131,046)	(113,027)
	846,447	463,730

Acquired real estate leases, net	60,097	15,310
Cash and cash equivalents	2,437	1,478
Restricted cash	1,548	—
Rents receivable, net	19,200	13,544
Deferred leasing costs, net	1,002	1,330
Deferred financing costs, net	3,935	5,204
Due from affiliates	—	103
Other assets, net	16,622	14,114
Total assets	$951,288	$514,813

LIABILITIES AND SHAREHOLDERS’ EQUITY

Revolving credit facility	$118,000	$144,375
Mortgage notes payable	46,428	—
Accounts payable and accrued expenses	14,436	13,985
Due to affiliates	1,348	837
Acquired real estate lease obligations, net	13,679	3,566
Total liabilities	193,891	162,763

Commitments and contingencies

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value: 50,000,000 authorized, 40,500,800 and 21,481,350 shares issued and outstanding, respectively	405	215
Additional paid in capital	776,913	357,627
Cumulative other comprehensive income	2	—
Cumulative net income	41,336	13,541
Cumulative common distributions	(61,259)	(19,333)
Total shareholders’ equity	757,397	352,050
Total liabilities and shareholders’ equity	$951,288	$514,813

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Rental income (1)	$36,727	$20,654	$116,768	$78,957

Expenses:
Real estate taxes	3,553	2,296	12,177	8,546
Utility expenses	2,818	1,482	9,064	6,325
Other operating expenses	6,819	3,633	19,486	12,232
Depreciation and amortization	7,637	3,983	24,239	15,172
Acquisition related costs	1,208	825	5,750	1,032
General and administrative	2,146	1,228	7,055	4,058
Total expenses	24,181	13,447	77,771	47,365

Operating income	12,546	7,207	38,997	31,592

Interest and other income	23	10	103	53
Interest expense (including net amortization of debt premiums and deferred financing fees of $492, $562, $2,283 and $1,551, respectively)	(2,169)	(1,724)	(7,351)	(5,556)
Loss on extinguishment of debt (2)	(3,786)	—	(3,786)	—
Equity in losses of an investee	16	(15)	(1)	(15)

Income before income tax expense	6,630	5,478	27,962	26,074

Income tax expense	(90)	(63)	(167)	(93)
Net income	$6,540	$5,415	$27,795	$25,981

Weighted average common shares outstanding (3)	40,501	21,481	34,341	15,082

Net income per common share (3)	$0.16	$0.25	$0.81	$1.72

Additional Data:
General and administrative expenses / rental income	5.84%	5.95%	6.04%	5.14%
General and administrative expenses / total assets (at end of period)	0.23%	0.24%	0.74%	0.79%

Non cash straight line rent adjustments (1)	$70	$(55)	$(5)	$(452)
Lease value amortization (1)	$46	$40	$(34)	$281
Lease termination fees included in rental income	$—	$—	$57	$—

(1)

We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues and other fixed and variable obligations of our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.

(2)	Net income for the quarter and year ended December 31, 2010 included a $3,786 non-cash loss on extinguishment of debt.
(3)

Prior to completion of our IPO on June 8, 2009, we did not have any publicly traded outstanding common shares. If our IPO had been completed on January 1, 2009, our weighted average common shares outstanding for the year ended December 31, 2009 would have been 21,459.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Year Ended
	12/31/2010	12/31/2009
Cash flows from operating activities:
Net income	$27,795	$25,981
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	19,180	13,562
Net amortization of debt premium and deferred financing fees	2,283	1,551
Amortization of acquired real estate leases	4,627	895
Amortization of deferred leasing costs	465	435
Share based compensation expense	546	250
Loss on extinguishment of debt	3,786	—
Equity in losses of an investee	1	15
Change in assets and liabilities:
(Increase) decrease in restricted cash	(1,548)	1,334
(Increase) decrease in deferred leasing costs	(137)	(9)
(Increase) decrease in rents receivable	(5,656)	(6,998)
(Increase) decrease in due from affiliates	103	(103)
(Increase) decrease in other assets	(1,361)	(214)
Increase (decrease) in accounts payable and accrued expenses	8,554	2,538
Increase (decrease) in due to affiliates	511	837
Cash provided by operating activities	59,149	40,074

Cash flows from investing activities:
Real estate acquisitions and improvements	(394,617)	(100,051)
Investment in Affiliates Insurance Company	(76)	(5,134)
Cash used in investing activities	(394,693)	(105,185)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	418,930	205,510
Repayment of mortgage loans	(571)	(134)
Borrowings on revolving credit facility	335,000	382,000
Payments on revolving credit facility	(361,375)	(237,625)
Financing fees	(4,962)	(6,755)
Distributions to common shareholders	(50,519)	(10,741)
Equity distributions	—	(265,763)
Cash provided by financing activities	336,503	66,492

Increase in cash and cash equivalents	959	1,381
Cash and cash equivalents at beginning of period	1,478	97
Cash and cash equivalents at end of period	$2,437	$1,478

Supplemental cash flow information:
Interest paid	$4,333	$3,918
Taxes paid	145	—

Non-cash operating activities
Equity distributions	$—	$8,047

Non-cash investing activities
Assumption of mortgage debt in connection with real estate acquisitions	$(44,951)	$—

Non-cash financing activities
Mortgage debt assumed	$44,951	$—
Issuance of common shares pursuant to our equity compensation plan	(546)	(250)

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

SAME PROPERTY RESULTS

(dollars and sq. ft. in thousands)

	For the Three Months Ended (1)		For the Year Ended (2)
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Properties	30	30	29	29
Total sq. ft.	3,625	3,625	3,304	3,304
Percent leased (3)	100.0%	100.0%	100.0%	100.0%
Rental income (4)	$19,786	$20,398	$76,298	$77,921
Property net operating income (NOI) (5)	$13,395	$13,048	$49,979	$51,069
NOI margin	67.7%	64.0%	65.5%	65.5%
NOI % growth	2.7%		-2.1%

(1)	Based on properties we owned continuously since 10/1/2009.
(2)	Based on properties owned continuously since 1/1/2009 by us or our predecessor.
(3)

Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any.

(4)

We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues and other fixed and variable charges paid to us by our tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.

(5)	Property net operating income, or NOI, is defined as property rental income less property operating expenses. See Exhibit B for calculation of NOI and reconciliation of NOI to net income.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal	Maturity	Due at	Years to
	Rate	Rate (1)	Balance (1)	Date	Maturity	Maturity

Unsecured Floating Rate Debt:
$500 million unsecured revolving credit facility (2)	2.37%	2.37%	$118,000	10/28/2013	$118,000	2.8

Secured Fixed Rate Debt:
Secured debt - One property in Landover, MD	6.21%	6.21%	$24,800	8/1/2016	$23,296	5.6
Secured debt - One property in Lakewood, CO	8.15%	6.15%	10,772	3/1/2021	—	10.2
Secured debt - One property in Tampa, FL	7.00%	5.15%	10,856	3/1/2019	7,890	8.2
Total / weighted average secured fixed rate debt	6.84%	5.95%	$46,428		$31,186	7.3

Summary Debt:
Total / weighted average floating rate debt	2.37%	2.37%	$118,000		$118,000	2.8
Total / weighted average secured fixed rate debt	6.84%	5.95%	46,428		31,186	7.3
Total / weighted average debt	3.63%	3.38%	$164,428		$149,186	4.1

(1)	Includes the effect of mark to market accounting for mortgage debts assumed. Excludes the effects of offering and transaction costs.
(2)

Interest is generally set at LIBOR plus a spread which varies based upon our senior unsecured debt ratings; the coupon rate and interest rate listed above is as of 12/31/2010. Subject to meeting certain conditions and payment of a fee, GOV may extend the maturity date to 10/28/14.

 Government Properties Income Trust

 Supplemental Operating and Financial Data

 December 31, 2010

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Unsecured	Secured
	Floating	Fixed Rate
Year	Rate Debt (1)	Debt	Total (2)

2011	$—	$901	$901
2012	—	1,153	1,153
2013	118,000	1,248	119,248
2014	—	1,345	1,345
2015	—	1,450	1,450
2016	—	24,708	24,708
2017	—	1,308	1,308
2018	—	1,415	1,415
2019	—	9,168	9,168
2020 and thereafter	—	1,683	1,683
Total	$118,000	$44,379	$162,379

Percent	72.7%	27.3%	100.0%

(1)

Represents amounts outstanding on GOV’s $500 million unsecured revolving credit facility at 12/31/2010 that matures 10/28/2013. Subject to meeting certain conditions and payment of a fee, GOV may extend the maturity date to 10/28/2014.

(2)	The total debt as of 12/31/2010, including unamortized mark to market premiums, was $164,428.

 Government Properties Income Trust

 Supplemental Operating and Financial Data

 December 31, 2010

LEVERAGE RATIOS AND COVERAGE RATIOS

	As of and for the Three Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Leverage Ratios:

Total debt / total market capitalization(1)	13.2%	8.4%	12.9%	4.3%	22.6%
Total debt / total book capitalization(1)	17.8%	11.4%	17.6%	6.1%	29.1%
Total debt / total assets(1)	17.3%	11.0%	17.2%	6.0%	28.0%
Total debt / gross book value of real estate assets (2)	15.8%	9.8%	14.6%	5.4%	24.3%
Secured debt / total assets	4.9%	11.0%	17.2%	6.0%	28.0%

Coverage Ratios:

EBITDA (3) / interest expense (4)	9.9x	9.0x	9.4x	9.2x	7.0x

(1)	Debt includes the effect of mark to market accounting for mortgage debts assumed at the time of certain real estate acquisitions.
(2)	Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.
(3)	See Exhibit A for calculation of EBITDA.
(4)	Interest expense includes the net amortization of debt premiums and deferred financing fees.

 Government Properties Income Trust

 Supplemental Operating and Financial Data

 December 31, 2010

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Tenant improvements (TI)	$383	$648	$87	$209	$438
Leasing costs (LC)	28	62	22	25	8
Total TI and LC	411	710	109	234	446

Building improvements (1)	1,680	369	200	33	868
Development, redevelopment and other activities (2)	494	251	212	13	516
Total capital improvements, including TI and LC	$2,585	$1,330	$521	$280	$1,830

Sq. ft. beginning of period	6,471	4,905	4,390	3,957	3,304
Sq. ft. end of period	6,804	6,471	4,905	4,390	3,957
Average sq. ft. during period	6,638	5,688	4,648	4,174	3,631

Building improvements per average sq. ft. during period	$0.25	$0.06	$0.04	$0.01	$0.24

(1)	Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

Government Properties Income Trust

Supplemental Operating and Financial Data

ACQUISITIONS INFORMATION SINCE 1/1/2010

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

								Weighted
								Average
					Purchase			Remaining
Date		Number of		Purchase	Price (1) /	Cap		Lease	Percent
Acquired	City and State	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)		Term (3)	Leased (4)	Major Tenant - Occupant

Jan-10	Lakewood, CO	1	167	$28,710	$171.92	10.2%		9.7	100.0%	U.S. Government - National Parks Service
Feb-10	Landover, MD	1	266	43,650	164.10	9.0%		9.5	100.0%	U.S. Government - Defense Intelligence Agency
Apr-10	Burlington, VT	1	27	9,700	359.26	8.6%		14.3	100.0%	U.S. Government - U.S. Citizenship & Immigration Services
Apr-10	Detroit, MI	1	56	21,300	380.36	8.7%		12.8	100.0%	U.S. Government - U.S. Citizenship & Immigration Services
May-10	Malden, MA	1	126	40,500	321.43	9.1%		8.6	100.0%	Commonwealth of Massachusetts - Department of Education
Jun-10	Stoneham, MA	1	98	14,709	150.09	8.9	% (5)	8.9	92.7%	U.S. Government - Various federal agencies
Jun-10	Kansas City, KS	1	171	13,112	76.68	8.9	% (5)	5.4	95.5%	U.S. Government - Various federal agencies
Jun-10	Safford, AZ	1	38	12,559	330.50	8.9	% (5)	13.9	100.0%	U.S. Government - Bureau of Land Management
Jul-10	Tucson, AZ	1	35	2,884	82.40	8.9	% (5)	1.6	100.0%	U.S. Government - Drug Enforcement Agency
Jul-10	San Diego, CA	1	142	16,482	116.07	8.9	% (5)	7.8	50.0%	U.S. Government - Various federal agencies
Jul-10	Savannah, GA	1	36	3,348	93.00	8.9	% (5)	0.9	100.0%	U.S. Government - Federal Bureau of Investigation
Jul-10	Minneapolis, MN	1	200	23,231	116.16	8.9	% (5)	3.8	53.8%	U.S. Government - Various federal agencies
Jul-10	Albuquerque, NM	1	29	2,394	82.55	8.9	% (5)	1.3	100.0%	U.S. Government - Bureau of Land Management
Aug-10	Washington, DC	1	155	51,503	332.28	8.9	% (5)	4.3	100.0%	U.S. Government - Defense Nuclear Facilities Safety Board
Aug-10	Boston, MA	1	133	23,813	179.05	8.9	% (5)	2.8	98.8%	Commonwealth of Massachusetts - Dept. of Environmental Affairs
Sep-10	Riverdale, MD	1	338	41,731	123.46	8.9	% (5)	4.5	100.0%	U.S. Government - Department of Agriculture
Sep-10	Oklahoma City, OK	1	186	8,302	44.63	8.9	% (5)	2.4	89.6%	U.S. Government - Internal Revenue Service
Sep-10	Columbia, SC	1	51	3,927	77.00	8.9	% (5)	1.8	73.8%	State of South Carolina - Public Service Commission
Sep-10	Columbia, SC	1	58	3,190	55.00	8.9	% (5)	4.3	84.7%	State of South Carolina - Technical College System
Sep-10	Memphis, TN	1	205	9,815	47.88	8.9	% (5)	4.8	83.6%	U.S. Government - Bankruptcy Courts
Oct-10	Tampa, FL	1	68	13,500	198.77	9.0%		8.0	100.0%	U.S. Government - Department of Veterans Affairs
Dec-10	Trenton, NJ	1	267	46,050	172.48	8.5%		7.5	97.6%	State of New Jersey - Department of Treasury
Feb-11	Woodlawn, MD	2	183	28,000	153.37	9.0%		4.0	100.0%	U.S. Government - Social Security Administration
Feb-11	Quincy, MA	1	93	14,000	151.27	10.2%		5.1	100.0%	Commonwealth of Massachusetts - Registry of Motor Vehicles
	Total / Weighted Average	25	3,128	$476,410	$152.30	9.0%		6.8	94.5%

(1)

Represents the gross contract purchase price including assumed debt, if any, and excludes acquisition costs, amounts necessary to adjust assumed liabilities to their fair values and purchase price allocations to intangibles.

(2)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the purchase price on the date of acquisition.
(3)	Average remaining lease term based on rental income as of the date of acquisition.
(4)	Percent leased as of the date of acquisition.
(5)

In June 2010, we entered a series of agreements to acquire 15 properties for an aggregate purchase price of $231 million, excluding acquisition costs. The cap rate presented for these properties is the cap rate for the 15 properties combined.

PROPERTY AND LEASING INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

PROPERTY SCHEDULE

	Location	Sq. Ft.	% Sq. Ft.	% Rental Income(1)	% NOI Three Months ended 12/31/10 (2)
1	Fresno, CA	531,976	7.8%	5.8%	10.6%
2	Washington, DC	339,541	5.0%	8.6%	9.5%
3	Riverdale, MD	337,500	5.0%	6.0%	5.3%
4	Rockville, MD	188,444	2.8%	4.2%	4.7%
5	Landover, MD	266,000	3.9%	3.1%	4.6%
6	Washington, DC	154,530	2.3%	4.3%	3.8%
7	Lakewood, CO	166,745	2.5%	2.9%	3.6%
8	Sacramento, CA	163,840	2.4%	3.3%	3.5%
9	Malden, MA	125,521	1.8%	3.2%	3.4%
10	San Diego, CA	147,955	2.2%	2.1%	2.7%
11	Phoenix, AZ	97,145	1.4%	2.3%	2.7%
12	Falls Church, VA	164,746	2.4%	2.3%	2.5%
13	Atlanta, GA	128,390	1.9%	2.1%	2.3%
14	Atlanta, GA	151,252	2.2%	2.3%	2.2%
15	Boston, MA	132,876	2.0%	2.6%	2.1%
16	Nashua, NH	321,800	4.7%	1.7%	1.9%
17	Detroit, MI	55,966	0.8%	1.6%	1.8%
18	Buffalo, NY	124,647	1.8%	1.9%	1.6%
19	Sacramento, CA	110,500	1.6%	1.3%	1.6%
20	Memphis, TN	204,694	3.0%	2.3%	1.6%
21	Stoneham, MA	97,777	1.4%	1.5%	1.5%
22	Richland, WA	92,914	1.4%	1.2%	1.4%
23	Arlington Heights, IL	57,770	0.9%	1.3%	1.4%
24	Lakewood, CO	70,884	1.0%	1.2%	1.3%
25	Kansas City, KS	170,817	2.5%	1.6%	1.2%
26	San Diego, CA	141,634	2.1%	1.6%	1.2%
27	Kansas City, MO	98,073	1.4%	1.0%	1.1%
28	Germantown, MD	80,550	1.2%	1.1%	1.1%
29	Lakewood, CO	70,904	1.0%	1.0%	1.1%
30	Tampa, FL	67,916	1.0%	2.5%	1.1%
31	San Diego, CA	94,272	1.4%	1.2%	1.1%
32	Lakewood, CO	71,208	1.1%	1.0%	1.0%
33	Golden, CO	43,232	0.6%	1.0%	1.0%
34	Oklahoma City, OK	185,881	2.7%	1.0%	1.0%
35	Burlington, VT	26,609	0.4%	0.7%	0.9%
36	Atlanta, GA	99,084	1.5%	0.9%	0.9%
37	Safford, AZ	36,139	0.5%	0.6%	0.9%
38	Cheyenne, WY	122,647	1.8%	0.9%	0.8%
39	San Diego, CA	43,918	0.7%	0.7%	0.8%
40	Baltimore, MD	84,674	1.2%	0.8%	0.8%
41	Minneapolis, MN	200,346	2.9%	1.7%	0.8%
42	Richland, WA	47,238	0.7%	0.6%	0.7%
43	Columbia, SC	71,580	1.1%	0.7%	0.7%
44	Roseville, MN	61,426	0.9%	0.7%	0.6%
45	Columbia, SC	58,085	0.9%	0.5%	0.6%
46	Atlanta, GA	37,554	0.6%	0.5%	0.6%
47	Waco, TX	137,782	2.0%	1.4%	0.6%
48	Tucson, AZ	34,500	0.5%	0.5%	0.5%
49	Savannah, GA	35,228	0.5%	0.4%	0.4%
50	Albuquerque, NM	29,045	0.4%	0.3%	0.3%
51	Falling Waters, WV	36,818	0.5%	0.5%	0.3%
52	Columbia, SC	50,947	0.8%	0.4%	0.3%
53	Atlanta, GA	32,158	0.5%	0.3%	0.3%
54	Atlanta, GA	32,828	0.5%	0.3%	0.2%
55	Trenton, NJ	266,995	3.9%	4.8%	0.1%
		6,803,501	100.0%	100.0%	100.0%

(1)

Percentage of rental income is calculated using the annualized rent from tenants pursuant to signed leases as of 12/31/2010, plus estimated expense reimbursements; and excludes lease value amortization.

(2)	Percentage of NOI is calculated using the net operating income and is defined as property rental income less property operating expenses.
See Exhibit B for the calculation and reconciliation of NOI to net income.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

TENANT LIST

	Tenant	Sq. Ft. (1)	% of Total Sq. Ft. (1)	% of Rental Income (2)
	US Government:
1	Internal Revenue Service	757,732	11.1%	7.8%
2	U.S. Citizenship & Immigration Service	334,750	4.9%	7.7%
3	Department of Veterans Affairs	314,247	4.7%	6.4%
4	Centers for Disease Control	481,266	7.1%	6.3%
5	Department of Agriculture	337,500	5.0%	6.0%
6	Department of Justice	243,561	3.6%	5.6%
7	Federal Bureau of Investigation	269,856	4.0%	4.8%
8	National Business Center	212,996	3.1%	3.2%
9	Defense Intelligence Agency	266,000	3.9%	3.1%
10	Department of Energy	220,702	3.2%	2.9%
11	Drug Enforcement Agency	197,339	2.9%	2.9%
12	National Park Service	166,745	2.5%	2.9%
13	Food and Drug Administration	133,920	2.0%	2.8%
14	U.S. Courts	112,021	1.6%	2.4%
15	Defense Information Systems	163,407	2.4%	2.2%
16	Bureau of Land Management	183,325	2.7%	1.8%
17	U.S. Postal Service	321,800	4.7%	1.7%
18	Defense Nuclear Facilities Safety Board	58,931	0.9%	1.3%
19	Occupational Health and Safety Administration	57,770	0.8%	1.3%
20	Department of Housing and Urban Development	90,487	1.3%	1.1%
21	Environmental Protection Agency	43,232	0.6%	1.0%
22	Financial Management Service	98,073	1.4%	1.0%
23	Military Entrance Processing Station	27,634	0.4%	0.7%
24	Bureau of Prisons	51,138	0.8%	0.5%
25	Equal Employment Opportunity Commission	19,409	0.3%	0.2%
26	National Labor Relations Board	10,615	0.2%	0.2%
27	Department of Homeland Security	6,419	0.1%	0.1%
28	Executive Office for Immigration Review	5,500	0.1%	0.1%
29	Department of State	5,928	0.1%	0.1%
30	Department of Labor	6,459	0.1%	0.0%
		5,198,762	76.5%	78.2%
	State Government:
1	State of Massachusetts - two agency occupants	223,744	3.3%	4.8%
2	State of California - six agency occupants	260,199	3.8%	3.9%
3	State of New Jersey - Department of Treasury	173,189	2.5%	3.3%
4	State of South Carolina - five agency occupants	137,897	2.0%	1.3%
5	State of Maryland - three agency occupants	84,674	1.2%	0.8%
6	State of Minnesota - two agency occupants	71,821	1.1%	0.8%
		951,524	13.9%	14.8%
	101 Non-government Tenants	386,137	5.7%	7.0%

	Subtotal Leased Square Feet	6,536,423	96.1%	100.0%

	Available for Lease	267,078	3.9%	—
	Total Square Feet	6,803,501	100.0%	100.0%

(1)

Sq. ft. is pursuant to signed leases as of 12/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease, if any.

(2)	Percentage of rental income is calculated using annualized rent from tenants pursuant to signed leases as of 12/31/2010, plus estimated expense reimbursements; and excludes lease value amortization.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

OCCUPANCY AND LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and for the Three Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
Properties	55	53	41	35	33
Total sq. ft. (1)	6,804	6,469	4,905	4,390	3,957
Percentage leased	96.1%	96.0%	99.7%	100.0%	99.9%

Leasing Activity (sq. ft.):
New leases	2	5	2	3	14
Renewals	45	71	11	1	—
Total	47	76	13	4	14

Capital Commitments (2):
New leases	$23	$18	$44	$8	$188
Renewals	31	13	90	16	—
Total	$54	$31	$134	$24	$188

Capital Commitments per Sq. Ft. (2):
New leases	$9.78	$3.82	$21.25	$2.39	$13.05
Renewals	$0.68	$0.18	$8.60	$15.87	$—
Total	$1.14	$0.40	$10.68	$5.46	$13.05
Weighted Average Lease Term by Sq. Ft. (years):
New leases	7.8	1.8	5.3	1.1	5.4
Renewals	1.2	5.2	3.7	5.8	—
Total	1.6	5.0	4.0	2.2	5.4

Capital Commitments per Sq. Ft. per Year:
New leases	$1.25	$2.09	$4.03	$2.13	$2.42
Renewals	$0.55	$0.03	$2.32	$2.72	$—
Total	$0.72	$0.08	$2.70	$2.43	$2.42

(1)	Sq. ft. measurements are subject to modest changes when space is remeasured or reconfigured for new tenants.
(2)	Represents commitments to tenant improvements and leasing costs.

The above leasing summary is based on leases executed during the periods indicated.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2010

LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Rental Income Expiring (2)	% of Rental Income Expiring	Cumulative % of Rental Income Expiring
2011	853	13.1%	13.1%	$20,096	13.0%	13.0%
2012	1,052	16.1%	29.2%	27,920	18.1%	31.1%
2013	1,027	15.7%	44.9%	17,095	11.1%	42.2%
2014	389	6.0%	50.9%	8,006	5.2%	47.4%
2015	1,026	15.7%	66.6%	22,808	14.8%	62.2%
2016	334	5.1%	71.7%	8,679	5.6%	67.8%
2017	498	7.6%	79.3%	9,841	6.4%	74.2%
2018	329	5.0%	84.3%	12,953	8.4%	82.6%
2019	665	10.2%	94.5%	15,803	10.2%	92.8%
2020 and thereafter	363	5.5%	100.0%	10,991	7.2%	100.0%
Total	6,536	100.0%		$154,192	100.0%

Weighted average remaining lease term (in years)	4.3			4.5

(1)

Sq. ft. is pursuant to signed leases as of 12/31/2010, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease, if any.

(2)	Rental income is annualized rent from tenants pursuant to signed leases as of 12/31/2010, plus estimated expense reimbursements; and excludes lease value amortization.

EXHIBITS

EXHIBIT A

 Government Properties Income Trust

 Supplemental Operating and Financial Data

 December 31, 2010

CALCULATION OF EBITDA

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Net income	$6,540	$5,415	$27,795	$25,981
Plus: interest expense	2,169	1,724	7,351	5,556
Plus: income tax expense	90	63	167	93
Plus: depreciation and amortization	7,637	3,983	24,239	15,172
Plus: acquisition related costs	1,208	825	5,750	1,032
Plus: loss on extinguishment of debt (1)	3,786	—	3,786	—
EBITDA	$21,430	$12,010	$69,088	$47,834

(1)	Net income for the quarter and year ended December 31, 2010 included a $3,786 non-cash loss on extinguishment of debt.

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, income tax expense, if any, depreciation and amortization, acquisition related costs and loss on extinguishment of debt (See Note 1).  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest expense and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with U.S. generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate EBITDA differently than us.

EXHIBIT B

 Government Properties Income Trust

 Supplemental Operating and Financial Data

 December 31, 2010

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Calculation of NOI:
Rental income (1)	$36,727	$20,654	$116,768	$78,957
Operating expenses	(13,190)	(7,411)	(40,727)	(27,103)
Property net operating income (NOI)	$23,537	$13,243	$76,041	$51,854

Reconciliation of NOI to Net Income:
Property net operating income (NOI)	$23,537	$13,243	$76,041	$51,854
Depreciation and amortization	(7,637)	(3,983)	(24,239)	(15,172)
Acquisition related costs	(1,208)	(825)	(5,750)	(1,032)
General and administrative	(2,146)	(1,228)	(7,055)	(4,058)
Operating income	12,546	7,207	38,997	31,592

Interest and other income (expense), net	23	10	103	53
Interest expense	(2,169)	(1,724)	(7,351)	(5,556)
Loss on extinguishment of debt	(3,786)	—	(3,786)	—
Income tax expense	(90)	(63)	(167)	(93)
Equity in losses of an investee	16	(15)	(1)	(15)
Net income	$6,540	$5,415	$27,795	$25,981

(1)

We report rental income on a straight line basis over the terms of the respective leases; as a result, rental income includes non-cash straight line rent adjustments of approximately $70 and ($55) for the three months ended December 31, 2010 and 2009, respectively, and ($5) and ($452) for the year ended December 31, 2010 and 2009, respectively.  Rental income includes non-cash amortization of intangible lease assets and liabilities of approximately $46 and $40 for the three months ended December 31, 2010 and 2009, respectively, and ($34) and $281 for the year ended December 31, 2010 and 2009, respectively.  Rental income also includes reimbursements, tax escalations, parking revenues, service income and other fixed and variable payments received by us from our tenants.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure of our operating performance because we believe it helps both investors and management understand the operations of our properties.  We believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level and may facilitate comparisons of our operating performance between periods and among REITs.  Our management uses NOI to evaluate individual and company wide property level performance.  The calculation of NOI excludes depreciation and amortization, acquisition related costs, and general and administrative expenses from the calculation of net income in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available or cash flow from operating activities as a measure of financial performance.  Also, some REITs may calculate NOI differently than us.

EXHIBIT C

 Government Properties Income Trust

 Supplemental Operating and Financial Data

 December 31, 2010

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2010	12/31/2009	12/31/2010	12/31/2009

Net income	$6,540	$5,415	$27,795	$25,981
Plus: depreciation and amortization	7,637	3,983	24,239	15,172
Plus: acquisition related costs	1,208	825	5,750	1,032
Plus: loss on extinguishment of debt (1)	3,786	—	3,786	—
FFO	$19,171	$10,223	$61,570	$42,185

Weighted average common shares outstanding (2)	40,501	21,481	34,341	15,082

FFO per share (2)	$0.47	$0.48	$1.79	$2.80

(1)	Net income for the quarter and year ended December 31, 2010 included a $3,786 non-cash loss on extinguishment of debt.
(2)

Prior to completion of our IPO on June 8, 2009, we did not have any publicly traded outstanding common shares. If our IPO had been completed on January 1, 2009, our weighted average common shares outstanding for the year ended December 31, 2009 would have been 21,459.

We compute FFO as shown above.  Our calculations of FFO differ from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition related costs and loss on extinguishment of debt (See Note 1) from the determination of FFO.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as acquisition related costs and depreciation expense, FFO can facilitate a comparison of operating performances by a REIT over time and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving credit facility, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.  Also, some REITs may calculate FFO differently than us.